                                THIRD AMENDMENT
                                      OF
                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM
                        PART II UNION HOURLY EMPLOYEES'
                                RETIREMENT PLAN
                                ---------------
              (As Amended and Restated Effective January 1, 1999)

     WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Employees' Retirement Program Part II Union Hourly Employees' Retirement Plan (the "Plan"); and

     WHEREAS, the Company's existing businesses are being separated into two independent businesses, to be known at FMC Corporation and FMC Technologies, Inc. ("FTI"), in accordance with the terms of the Separation and Distribution Agreement, by and between the Company and FTI; and

     WHEREAS, in connection with such separation, certain Company employees are transferring employment to FTI (the "FTI Employees"); and

     WHEREAS, pursuant to the terms of the Employee Benefits Agreement by and between the Company and FTI (the "Benefits Agreement") FTI has agreed to establish a defined benefit pension plan that mirrors the terms of this Plan for the benefit of the FTI Employees (the "FTI Plan") and has agreed to establish a tax-exempt trust to accept a transfer of Plan assets attributable to the FTI Employees; and

     WHEREAS, it is desirable that the FTI Employees who are Plan participants cease to accrue any benefit under this Plan after their transfer to FTI; and

     WHEREAS, the Company has negotiated certain benefit increases with respect to employees of covered by the collective bargaining agreements between the Company and (i) the International Union, United Automobile, Aerospace and Agricultural Implement Workers of
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America Local No. 714 and (ii) the International Association of Machinists and
Aerospace Workers, AFL-CIO, District 76, Local Lodge 1180; and

     WHEREAS, amendment of the Plan is now considered desirable to reflect these changes.

     NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 of the Plan, and pursuant to authority delegated to the undersigned officer of the Company by resolution of its Board of Directors, the Plan is hereby amended, effective as of May 1, 2001, in the following respects:

     1. FTI shall cease being a Participating Employer under the Plan as of May 1, 2001.

     2. Effective on the date such FTI Employee's benefits under the Plan are deemed transferred to and assumed by the FTI Plan pursuant to the Benefits Agreement (the "FTI Effective Date"), each such FTI Employee shall cease being an Eligible Employee under the Plan and such FTI Participant's participation in the Plan shall cease.

     3. Effective as of each respective FTI Employee's FTI Effective Date, such FTI Employee shall cease accruing any Earnings, Years of Credited Service, Hours of Service, Years of Vesting Service and any further benefits under the Plan, unless and until the FTI Employee once again earns and Hour of Service as an Employee of the Company or an Affiliate, other than FTI.

     4. Each respective FTI Employee's FTI Effective Date shall be as a Severance From Service Date for such FTI Employee.

     5. Effective May 1, 2001 by revising Exhibit A, Merged Plans, to delete the references to (a) Jetway Systems Division Pension Plan for Hourly Employees (May 27, 1994); (b) FMC Corporation Retirement Plan for Hourly Employees - Packaging Machinery Division,

Green Bay, WI (December 31, 1998); (c) Smith Meter, Inc. Erie Plant Industrial Pension Plan (December 31, 1998); and (d) FMC Corporation Retirement Plan - Food Processing Machinery Division, Hoopeston (December 31, 1998).

     6. Effective May 1, 2001 by deleting Supplement 2 - Jetway Systems Division Pension Plan for Hourly Employees; Supplement 3 - FMC Corporation Retirement Plan for Hourly Employees - Packaging Machinery Division, Green Bay, WI; Supplement 11 - Smith Meter, Inc. Erie Plant Industrial Pension Plan; and Supplement 12 - FMC Corporation Retirement Plan - Food Processing Machinery Division, Hoopeston to the Plan.

     7. Effective May 1, 2001 by substituting the following for Supplement 7 Commercial Segment, San Jose California:

                                 "SUPPLEMENT 7

                   COMMERCIAL SEGMENT, SAN JOSE, CALIFORNIA
                   ----------------------------------------

          7-1  Eligible Employees
               ------------------

                    The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for San Jose Commercial Segment Hourly Employees ("Prior Plan") on the Freeze Date who were a part of the Woodlands Equipment Division and who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

          7-2  Freeze Date
               -----------

                    Effective December 19, 1980 ("Freeze Date"), the Participants had their benefit in the Prior Plan frozen. No new Participants entered the Prior Plan after the Freeze Date, and no benefits accrued for Participants under the Prior Plan after the Freeze Date.

          7-3  Actuarial Equivalent
               --------------------

                    Actuarial Equivalent, other than for purposes of Section
                    --------------------
          12.8 of the Plan, shall be determined based on the 1951 Group Annuity Mortality Table and 3.5% interest compounded annually.

          7-4  Normal Retirement Date
               ----------------------

                    Normal Retirement Date means the first day of the month
                    ----------------------
          coinciding with or next following the Participant's 65th birthday.

          7-5  Normal Retirement Benefit
               -------------------------

                    A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

          7-6  Early Retirement Date
               ---------------------

                    Early Retirement Date means the later of the Participant's 55th birthday and the date the Participant acquires 10 Years of Vesting Service.

          7-7  Early Retirement Reduction Factor
               ---------------------------------

                    If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced to the Actuarial Equivalent of the Participant's basic benefit in accordance with Tables A or B attached hereto.

          7-8  Termination Benefits Reduction Factor
               -------------------------------------

                    If a Participant's Termination Benefit commences prior to age 65, the Participant's Termination Benefit shall be reduced to the Actuarial Equivalent of the Participant's basic benefit in accordance with Tables A or B attached hereto."

     8. Effective January 1, 2001, by substituting the following for Section 11-5 of Supplement 11 - Smith Meter, Inc. Erie Plant Industrial Pension Plan:

     "A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date the Participant's Years of Credited Service terminate, multiplied by the Participant's Years of Credited Service:

          Termination Date                                       Benefit Rate
          ----------------                                       ------------
     On or after January 1, 1999 and prior to January 1, 2001    $25.00
     On or after January 1, 2001 and prior to January 1, 2002    $26.00
     On or after January 1, 2002 and prior to January 1, 2003    $27.00
     On or after January 1, 2003 and prior to January 1, 2004    $28.00
     On or after January 1, 2004 and prior to January 1, 2005    $29.00
     On or after January 1, 2005                                 $29.00

     Each Participant whose Years of Credited Service terminates after January 1, 2001, but prior to January 1, 2004 shall have their Normal Retirement Benefit recalculated effective January 1, 2004 using a monthly benefit rate of $29.00, provided that any such recalculation shall not increase the amount of Normal Retirement Benefit already paid to such Participant and shall be applied solely to any Normal Retirement Benefit payable after January 1, 2004. A Participant's monthly Normal Retirement Benefit shall be increased by $20.00 per month after the Participant attains age 65, and by an additional $20.00 per month after the Participant's spouse attains age 65."

     9. Effective January 1, 2001, by substituting the following for Section 11-9 of Supplement 11 - Smith Meter, Inc. Erie Plant Industrial Pension Plan:

     "The Participant's Disability Retirement Benefit shall be determined by multiplying fixed rate provided below in effect on the date of his Total and Permanent Disability commences, multiplied by the Participant's Years of Credited Service as of such date:

          Termination Date                                       Benefit Rate
          ----------------                                       ------------
     On or after January 1, 1999 and prior to January 1, 2001    $50.00
     On or after January 1, 2001 and prior to January 1, 2002    $52.00
     On or after January 1, 2002 and prior to January 1, 2003    $54.00
     On or after January 1, 2003 and prior to January 1, 2004    $56.00
     On or after January 1, 2004 and prior to January 1, 2005    $58.00
     On or after January 1, 2005                                 $58.00


     All disability retirement benefits shall be reduced by the amount of (a) worker's compensation benefits; and (b) any present or future payments on account of injury, disease or disability under the Federal Social Security Act, as amended, or any other Federal or State law under which the Company contributes through taxes or otherwise to benefits for injury, disease or disability of Employees whether occupational or non-occupational; provided however, that the provisions of this Section 11-9 shall not operate to reduce the disability retirement benefits to less than the retirement benefits to which the Participant would have been entitled had the Participant reached the Participant's 62nd birthday at time of disability retirement."

     10. Effective January 20, 2001 by substituting the following for Section 15-5 of Supplement 15- Agricultural Chemical Division, Middleport, New York:

     "A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date the Participant's Years of Credited Service terminate, multiplied by the Participant's Years of Credited Service:

          Termination Date                     Benefit Rate
          ----------------                     ------------
     On or after January 20, 1998              $23.00
     but before January 20, 1999
     On or after January 20, 1999              $23.00
     but before January 20, 2000
     On or after January 20, 2000              $28.00
     but before February 1, 2001
     On or after February 1, 2001              $29.00
     but before January 31, 2002
     On or after February 1, 2002              $30.00
     but before January 31, 2003
     On or after February 1, 2003              $31.00
     but before January 31, 2004

     Notwithstanding the foregoing, and subject to the applicable terms of the Plan a Participant who has attained age 62 and who has 10 or more Years of Credited Service shall have their Normal Retirement Benefit based on the following monthly benefit rates:

          (a) if such Participant elects to commence Normal Retirement Benefits or Early Retirement Benefits in calendar years 1998 or 1999 at a rate equal to $28.00, or

          (b) if such Participant elects to commence Normal Retirement Benefits or Early Retirement Benefits in calendar years 2001 or 2002 at a rate equal to $31.00."

     IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed by a duly authorized representative this 30th day of April, 2001.

                                    FMC CORPORATION


                                    By: Stephen F. Gates
                                        --------------------
                                    Member, Employee Welfare Benefits Plan
                                    Committee

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